Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

5.25% Senior Notes due 2019

of

PHI, Inc.

Pursuant to the Prospectus Dated             , 2014

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2014 UNLESS EXTENDED BY PHI, INC. IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Mail or Hand: U.S. Bank National Association c/o Specialized Finance 111 Filmore Avenue St. Paul, MN Attention: Specialized Finance	By Facsimile: 651-466-7372 Confirm by Telephone: 800-934-6802 Attention: Specialized Finance

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is to be used by holders (“Holders”) of 5.25% Senior Notes due 2019 (the “Unregistered Notes”) of PHI, Inc. (the “Issuer”) to receive registered 5.25% Senior Notes due 2019 (the “Registered Notes”) pursuant to the procedures set forth under the caption “The Exchange Offer – Procedures for Tendering Unregistered Notes” in the Prospectus dated             , 2014 (the “Prospectus”) and, if applicable, the instructions transmitted through the Depository Trust Company (“DTC’s) Automated Tender Offer Program (“ATOP”). The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

Holders of Unregistered Notes that are accepting the exchange offer through ATOP as set forth in the Prospectus and this Letter of Transmittal (together, the “Exchange Offer”) must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC is the sole and exclusive means to satisfy the terms of the offer through ATOP as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to PHI, Inc. (the “Issuer”), upon the terms and subject to the conditions set forth in its Prospectus dated             , 2014 (the “Prospectus”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the “Exchange Offer”),             principal amount of Unregistered Notes. The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby which it holds as beneficial owner or for the account of beneficial owners of such Unregistered Notes (“Beneficial Owner(s )”) and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

Subject to, and effective upon, the acceptance for purchase of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver such Unregistered Notes, or transfer ownership of such Unregistered Notes, to the Issuer and deliver all accompanying evidences of transfer and authenticity, (ii) present such Unregistered Notes for transfer of ownership on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

(1) the Registered Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s),

(2) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Unregistered Notes or the Registered Notes,

(3) except as indicated below, neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined in Rule 405 of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), of the Issuer, and

(4) the undersigned and each Beneficial Owner acknowledge and agree that (x) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Registered Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Registered Notes acquired by such person with a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities Act and cannot rely on the interpretations of the Staff of the Securities and Exchange Commission referenced in the section of the Prospectus entitled “The exchange offer – Purpose and effect of the exchange offer” and (y) any broker-dealer that pursuant to the Exchange Offer receives Registered Notes for its own account in exchange for Unregistered Notes which it acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes.

If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Unregistered Notes that were acquired as the result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” or credited to the account maintained at DTC from which such Unregistered Notes were tendered (as applicable). If the Issuer makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of such Exchange Offer, the Issuer will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.

The undersigned understands that the tender of Unregistered Notes will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer. The Issuer’s acceptance for exchange of Unregistered Notes tendered will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuer has, or has caused to be, waived such defect) will be deemed to have been accepted by the Issuer if, as and when the Issuer gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for purchase by the Issuer, the Issuer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent or the Issuer, until receipt by the Exchange Agent of the Unregistered Notes and accompanying Letter of Transmittal or an Agent’s Message (as applicable) and any required documents in form satisfactory to the Issuer. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Issuer, in its discretion, which determination shall be final and binding.

List below the Unregistered Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF UNREGISTERED NOTES TENDERED
Tendered Unregistered Note(s)
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Unregistered Notes. (Please Fill in, if Blank).	Principal Represented Tendered**	Aggregate Principal Amount	Registered Number(s)*

* Need not be completed by book-entry holders.

 **    Unless otherwise indicated, any tendering holder of Unregistered Notes will be deemed to have tendered the entire aggregate principal amount represented by such Unregistered Notes. Unregistered Notes may be tendered and accepted for payment only in principle amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY (i) if Unregistered Notes in a principal amount not tendered, or Registered Notes issued in exchange for Unregistered Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Unregistered Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Registered Notes and/or Unregistered Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit unexchanged Unregistered Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if Unregistered Notes in a principal amount not tendered, or Registered Notes issued in exchange for Unregistered Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Registered Notes and/or Unregistered Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT UNREGISTERED NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Reverse Side)

X:

X:

(Signature(s) of Registered Holder(s) of Unregistered Notes)

Dated:                     , 2014

(The above lines must be signed by the registered holder(s) of Unregistered Notes as name(s) appear(s) on the Unregistered Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Unregistered Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE

(If Required by Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:                     , 2014

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Unregistered Notes or Book-Entry Confirmations. All physically delivered Unregistered Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Unregistered Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Unregistered Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Unregistered Notes should be sent to the Issuer.

2. Tender by Holder. Only a holder of Unregistered Notes may tender such Unregistered Notes in the exchange offer. Any beneficial owner of Unregistered Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Unregistered Notes will be accepted only in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Holders who tender less than all of their Notes must continue to hold Notes in the minimum authorized denomination of $2,000 principal amount. If less than the entire principal amount of any Unregistered Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled “Description of Unregistered Notes Tendered” above. The entire principal amount of Unregistered Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Unregistered Notes is not tendered, then Unregistered Notes for the principal amount of Unregistered Notes not tendered and Registered Notes issued in exchange for any Unregistered Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Unregistered Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Unregistered Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Unregistered Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Unregistered Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Unregistered Notes listed and tendered hereby and the Registered Notes issued in exchange therefor are to be issued (or any untendered principal amount of Unregistered Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Unregistered Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Unregistered Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Unregistered Notes listed, such Unregistered Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Unregistered Notes.

If this Letter of Transmittal (or facsimile hereof) or any Unregistered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Unregistered Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Unregistered Notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Unregistered Notes) and the Registered Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant’s account at such DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Unregistered Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Registered Notes or substitute Unregistered Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Unregistered Notes pursuant to the exchange offer. If, however, Registered Notes or Unregistered Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Unregistered Notes tendered hereby, or if tendered Unregistered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE UNREGISTERED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7. Tax Identification Number. Federal income tax law requires that a holder of any Unregistered Notes that are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Unregistered Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Unregistered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Unregistered Notes not properly tendered or any Unregistered Notes the acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Unregistered Notes. The interpretation of the terms and conditions by the Issuer of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Unregistered Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Unregistered Notes nor shall any of them incur any liability for failure to give such information.

9. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Unregistered Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Unregistered Notes. Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE UNREGISTERED NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Purpose of Substitute Form W-9

To prevent backup withholding the owner is required to notify the Exchange Agent of the owner’s current TIN (or the TIN of any other payee) by completing the following form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner is exempt from withholding, (ii) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

What Number to Give the Exchange Agent

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” for additional guidance on which number to report.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor  ☐ C Corporation  ☐ S Corporation

☐ Partnership  ☐ Trust/Estate

☐ Limited liability company. Enter the tax classification (D = disregarded entity; C = C corporation, S = S corporation, P = partnership) ▶ _________

☐ Other: ______________________

Address (Number, Street and Apartment or Street Number)

City, State, and ZIP Code

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and sign and date the “Certificate of Awaiting Taxpayer Identification Number” below.	Social Security Number OR Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding and certify by signing and dating below. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE _____________________________________________ DATE ________________________________

You should complete the following certificate if you wrote “Applied For” in Part 1 of this Substitute W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                Date                                                              , 2014

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER of —	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of —
1. Individual	The individual	6. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate, or pension trust	Legal entity (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

5. Sole proprietorship or single-member LLC (or other disregarded entity) owned by an individual	The owner (3)	10. Partnership or multi-member LLC 11. A broker or registered nominee	The partnership The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

		13. Grantor Trust filing under optional Form 1099 Filing Method 1	The grantor (5)

		14. Grantor Trust filing under the Form 1041 Filing Method on the optional Form 1099 Filing Method 2	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).
NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed
(5)	NOTE: Grantor must also provide a Form W-9 to trustee of trust.